UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2012

Park-Ohio Holdings Corp.

(Exact name of registrant as specified in charter)

Ohio	000-03134	34-1867219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd.

Cleveland, OH 44124

(Address of Principal Executive Offices)

(440) 947-2000

(Registrant’s telephone number, including area code)

Park-Ohio Industries, Inc.

(Exact name of registrant as specified in charter)

Ohio	333-43005-1	34-6520107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd.

Cleveland, OH 44124

(Address of Principal Executive Offices)

(440) 947-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 23, 2012, Park-Ohio Industries, Inc. (“Industries”), a wholly owned subsidiary of Park-Ohio Holdings Corp. (“Holdings”), and certain of Industries’ wholly owned direct and indirect subsidiaries entered into the Fifth Amended and Restated Credit Agreement (the “Credit Agreement”) with the other loan parties thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, RBS Business Capital, as Syndication Agent, KeyBank National Association and First National Bank of Pennsylvania, as Co-Documentation Agents, U.S. Bank National Association, as Co-Documentation Agent and Joint Bookrunner, PNC Bank, National Association, as Joint Bookrunner, and J.P. Morgan Securities Inc., as Sole Lead Arranger and Bookrunning Manager.

The Credit Agreement, among other things, provides for a revolving credit facility of up to $220 million (which may be increased up to $250 million subject to Industries obtaining commitments for such increase) and a term loan facility of $25 million. Borrowings under the Credit Agreement mature on April 7, 2016. Borrowings under the revolving credit facility and the term loan facility were used to fund a portion of the purchase price of the acquisition (as described in more detail in Item 2.01 below, the “Acquisition”) of Fluid Routing Solutions Holding Corp. (“FRS”). Borrowings under the term loan facility bear interest, at the option of Industries, at an annual rate equal to LIBOR plus 2.75% or the bank’s prime lending rate plus 0.25%. Borrowings under the revolving credit facility bear interest, at the option of Industries, at an annual rate equal to LIBOR plus a margin ranging from 1.75% to 2.75% or the prime rate plus a margin ranging from 0% to -1.00%. Advances under the revolving credit facility borrowed by Industries’ Canadian subsidiary bear interest, at the option of Industries, at an annual rate equal to the Canadian deposit offered rate plus a margin ranging from 1.75% to 2.75%, the Canadian prime rate plus a margin ranging from 0.25% to 1.25% or the US base rate plus a margin ranging from 0.25% to 1.25%, depending on Industries’ debt service coverage ratio.

Some of the financial institutions party to the Credit Agreement, and some of their affiliates, have, from time to time, provided certain investment banking, commercial banking and financial advisory services to Industries and its affiliates, for which they received customary fees and commissions.

The Credit Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 23, 2012, Industries completed the Acquisition, which was previously announced, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated March 5, 2012, by and among Industries, Automotive Holding Acquisition Corp., a wholly owned subsidiary of Industries (the “Merger Sub”), FRS and FRS Group, LP, as representative of the holders of FRS’s outstanding common stock and options to purchase common stock. Upon the terms and subject to the conditions set forth in the Merger Agreement, the Merger Sub merged with and into FRS, with FRS surviving the merger as a wholly owned subsidiary of Industries.

Pursuant to the terms of the Merger Agreement, Industries acquired FRS for a purchase price of $97.5 million in cash. The purchase price of the Acquisition is subject to a customary working capital adjustment. Industries funded the purchase price of the Acquisition, in part, with borrowings under the Credit Agreement, including the $25 million term loan.

FRS is a leading manufacturer of industrial hose products and fuel filler and hydraulic fluid assemblies. FRS products include fuel filler, hydraulic and thermoplastic assemblies and several forms of manufactured hose, including bulk and formed fuel, power steering, transmission oil cooling, hydraulic and thermoplastic hose. FRS sells to automotive and industrial customers throughout North America, Europe and Asia. FRS has five production facilities, which are located in Florida, Michigan, Ohio, Tennessee and the Czech Republic.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Holdings will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b) Pro forma financial information.

Holdings will provide the pro forma financial statements required to be filed by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description

4.1	Fifth Amended and Restated Credit Agreement, dated March 23, 2012, among Industries, the other Loan Parties (as defined therein), the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, RBS Business Capital, as Syndication Agent, KeyBank National Association and First National Bank of Pennsylvania, as Co-Documentation Agents, U.S. Bank National Association, as Co-Documentation Agent and Joint Bookrunner, PNC Bank, National Association, as Joint Bookrunner, and J.P. Morgan Securities Inc., as Sole Lead Arranger and Bookrunning Manager

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-OHIO HOLDINGS CORP.

By:	/s/ Robert D. Vilsack
Name: Robert D. Vilsack
Title: Secretary and General Counsel

Dated: March 27, 2012

PARK-OHIO INDUSTRIES, INC.

By:	/s/ Robert D. Vilsack
Name: Robert D. Vilsack
Title: Secretary and General Counsel

Dated: March 27, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Fifth Amended and Restated Credit Agreement, dated March 23, 2012, among Park-Ohio Industries, Inc., the other Loan Parties (as defined therein), the Lenders (as defined therein), JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, RBS Business Capital, as Syndication Agent, KeyBank National Association and First National Bank of Pennsylvania, as Co-Documentation Agents, U.S. Bank National Association, as Co-Documentation Agent and Joint Bookrunner, PNC Bank, National Association, as Joint Bookrunner, and J.P. Morgan Securities Inc., as Sole Lead Arranger and Bookrunning Manager